Dec. 31, 2015

Dear Valued Customer,

Although the low interest rate environment continues, plans to increase interest rates by the Federal Reserve along with the prospect of new Washington leadership, allow us to eagerly anticipate continuing upward economic growth.

As always, it is vitally important you continue to review your investment choices – no matter the environment – to ensure the best solutions are in place for meeting your financial goals. You are the only one who knows your hopes and dreams for your family. Use your registered representative as your partner in achieving those goals no matter what stage of life you might be in.

Inside this book, you will find annual reports dated Dec. 31, 2015, for the 48 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract(s).

Please call your registered representative or Kansas City Life at 800-616-3670, press 0, if you have questions about the Annual Report of Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 120 years, Kansas City Life Insurance Company has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

/s/ R. Philip Bixby

R. Philip Bixby, President, CEO and Chairman
of the Board, Kansas City Life Insurance Company

Kansas City Life's Century II Variable Product Series is distributed through Sunset
Financial Services Inc. 3520 Broadway, Kansas City, MO 64111; 816-753-7000. Member FINRA/SIPC.